Kennedy Capital ESG SMID Cap Fund

Investor Class Shares (Ticker Symbol: ESGSX)

Institutional Class Shares (Ticker Symbol: KESGX)

A series of Investment Managers Series Trust II

Supplement dated June 8, 2022, to the

Prospectus dated May 1, 2022.

Effective immediately, the minimum initial investment for the Kennedy Capital ESG SMID Cap Fund’s (the “Fund”) Institutional Class Shares will be lowered from $50,000 to $5,000. As a result, all references to the minimum initial investment for the Fund’s Institutional Class Shares in the Prospectus are updated accordingly. For subsequent purchases of the Fund’s Institutional Class Shares, the minimum investment amount continues to be $100.

Please file this Supplement with your records.